EXHIBIT 21
All of the following are subsidiaries of both Vornado Realty Trust and Vornado Realty, L.P. as of December 31, 2020, except Vornado Realty, L.P. is a subsidiary of only Vornado Realty Trust.

	VORNADO REALTY TRUST AND VORNADO REALTY L.P.
	FORM 10-K
	SUBSIDIARIES OF THE REGISTRANT
	AS OF DECEMBER 31, 2020

		State of
	Name of Subsidiary	Organization

1	11 East 68th Street LLC	Delaware	1
2	11 East 68th TRS LLC	Delaware	2
3	1290 Management II, LLC	Delaware	3
4	131 West 33rd Street Owner LLC	Delaware	4
5	137 West 33rd Street Owner LLC	Delaware	5
6	138-142 West 32nd EAT LLC	Delaware	6
7	144-150 West 34th Street EAT LLC	Delaware	7
8	144-150 West 34th Street Owner II LLC	Delaware	8
9	148 Spring Street, LLC	Delaware	9
10	150 East 58th Garage LLC	Delaware	10
11	150 East 58th Street, L.L.C.	New York	11
	150 Spring Street LLC	Delaware
12	1535 Broadway Holdings II LLC	Delaware	12
	1535 Broadway LLC	Delaware
	1535 Broadway Sign LLC	Delaware
	1535/1540 Broadway Holdings LLC	Delaware
	1535/1540 Broadway TRS LLC	Delaware
	1540 Broadway Garage LLC	Delaware
	1540 Broadway Holdings II LLC	Delaware
13	1540 Broadway LLC	Delaware	13
14	1540 Broadway Sign LLC	Delaware	14
16	1800 Park REIT LLC	Delaware	16
17	201 East 66th Street LLC	New York	17
18	220 CPS Tower Club Corp	New York	18
19	265 West 34th Street Owner LLC	Delaware	19
20	280 Park Administration LLC	Delaware	20
	280 Park Cleaning LLC	Delaware
21	280 Park Holdings LLC	Delaware	21
22	280 Park Junior Mezzanine LLC	Delaware	22
	280 Park Management LLC	Delaware
	280 Park REIT LLC	Delaware
	280 Park Senior Mezzanine LLC	Delaware
23	280 Park Venture LLC	Delaware	23
24	29 West 57th Street Owner LLC	Delaware	24
25	304-306 Canal Street LLC	Delaware	25
26	31 West 57th Street Owner LLC	Delaware	26
27	334 Canal Street LLC	Delaware	27
28	350 Park EAT LLC	Delaware	28
29	4 USS LLC	Delaware	29

30	40 East 14 Realty Associates, L.L.C.	New York	30
31	40 Fulton Street LLC	New York	31
32	401 Commercial L.P.	Delaware	32
35	401 Commercial Son II LLC	Delaware	35
33	401 Commercial Son LLC	Delaware	33
34	401 General Partner, L.L.C.	Delaware	34
36	401 Hotel General Partner, L.L.C.	Delaware	36
37	401 Hotel REIT, LLC	Delaware	37
38	401 Hotel TRS, Inc.	Delaware	38
	401 Hotel, L.P.	Delaware
	408 West 15th Street Owner LLC	Delaware
	480-486 Broadway, LLC	Delaware
	486 8th Avenue Owner LLC	Delaware
	488 Eighth Avenue Owner LLC	Delaware
	49 West 57th Street Owner LLC	Delaware
	501 Broadway Parallel REIT LLC	Delaware
	501 Broadway REIT LLC	Delaware
	510 Fifth Avenue LLC	Delaware
	527 West Kinzie LLC	Delaware
	58 Central Park II LLC	Delaware
	58 Central Park III LLC	Delaware
	58 Central Park LLC	Delaware
	61 Ninth Avenue Development Holdings LLC	Delaware
	61 Ninth Avenue Development LLC	Delaware
	61 Ninth Avenue Development Member LLC	Delaware
	61 Ninth Avenue Management LLC	Delaware
	61 Ninth Retail Manager LLC	Delaware
	640 Fifth Avenue Holdings II LLC	Delaware
	640 Fifth Avenue Holdings LLC	Delaware
	640 Fifth Avenue LLC	Delaware
	640 Fifth Avenue Owner LLC	Delaware
	650 Madison GP LLC	Delaware
	650 Madison GP LP	Delaware
	650 Madison Junior Mezz LLC	Delaware
	650 Madison Office Manager LLC	Delaware
	650 Madison Owner LLC	Delaware
	650 Madison Retail Manager LLC	Delaware
	650 Madison Senior Mezz LLC	Delaware
	655 Fifth Avenue Holdings LLC	Delaware
	655 Fifth Avenue LLC	Delaware
	655 Fifth Avenue Owner LLC	Delaware
	655 Fifth Holdings LLC	Delaware
	655 Fifth II LLC	Delaware
	655 Fifth III LLC	Delaware
	666 Fifth Avenue Retail Holdings LLC	Delaware
	666 Fifth Retail Holdings II LLC	Delaware
	689 Fifth Avenue Holdings II LLC	Delaware
	689 Fifth Avenue Holdings LLC	Delaware
	689 Fifth Avenue L.L.C.	New York

697 Fifth/2 East 55th Street Manager LLC	Delaware
697 Fifth/2 East 55th Street TIC A Holdings LLC	Delaware
697 Fifth/2 East 55th Street TIC A Mezz LLC	Delaware
697 Fifth/2 East 55th Street TIC A Owner LLC	Delaware
697 Fifth/2 East 55th Street TIC A Titleholder LLC	Delaware
697 Fifth/2 East 55th Street TIC B Lower-Tier LLC	Delaware
697 Fifth/2 East 55th Street TIC B Mezz LLC	Delaware
697 Fifth/2 East 55th Street TIC B Upper-Tier LLC	Delaware
697 Fifth/2 East 55th TIC B Holdings LLC	Delaware
697 Fifth/2 East 55th TIC B Mortgage Borrower LLC	Delaware
6M Investor LP	Delaware
6M REIT LLC	Delaware
7 West 34th Street LLC	New York
715 Lexington Avenue LLC	New York
715 Lexington Avenue TIC II LLC	Delaware
715 Lexington Avenue TIC LLC	Delaware
770 Broadway Company LLC	New York
770 Broadway Mezzanine LLC	Delaware
770 Broadway Owner LLC	Delaware
825 Seventh Avenue Holding Corporation	New York
825 Seventh Avenue Holding L.L.C.	New York
85 Tenth Junior Mezz LLC	Delaware
888 Seventh Avenue LLC	Delaware
888 Seventh Garage LLC	Delaware
909 Third Company, L.P.	New York
909 Third GP, LLC	Delaware
968 Third, L.L.C.	New York
Alexander's, Inc.	Delaware
Art Chicago LLC	Delaware
Art on theMart Foundation	Illinois
Art on theMart LLC	Delaware
Art Patron Holdings LLC	Delaware
Balena Funding LLC	Delaware
Balena Real Estate Development LLC	Delaware
Broadway 280 Park Fee LLC	Delaware
Building Maintenance Service LLC	Delaware
Carpet Care Technologies LLC	Delaware
CIF Times Square Mezz 1 LLC	Delaware
CIF Times Square Mezz 2 LLC	Delaware
CIF Times Square Mezz 3 LLC	Delaware
Circle 1 LLC	Delaware
Coastal Belmont LLC	Delaware
CPTS Domestic Owner LLC	Delaware
CPTS Garage LLC	Delaware
CPTS Hotel Lessee LLC	Delaware
CPTS Hotel Lessee Mezz 1 LLC	Delaware
CPTS Hotel Lessee Mezz 2 LLC	Delaware
CPTS Hotel Lessee Mezz 3 LLC	Delaware
CPTS Parallel Owner LLC	Delaware

CPTS TRS LLC	Delaware
CV Harlem Park LLC	Delaware
Dock Parking LLC	Delaware
Durham Leasing II L.L.C.	New Jersey
Durham Leasing L.L.C.	New Jersey
Eleven Penn Plaza LLC	New York
Farley Building Leasing LLC	Delaware
Farley Building Master Tenant LLC	Delaware
Farley Building TRS LLC	Delaware
Farley Developer LLC	Delaware
Farley Lease Management LLC	Delaware
Farley Property Manager LLC	Delaware
Franconia GP, L.L.C.	Delaware
Fuller Madison LLC	New York
Garfield Parcel L.L.C.	New Jersey
Geneva Associates Owner LLC	Delaware
Going Away LLC	Delaware
Green Acres 666 Fifth Retail TIC Owner LLC	Delaware
Guard Management Service Corp.	Delaware
HBR Properties Annapolis, L.L.C.	Delaware
HBR Properties, L.L.C.	Delaware
IP Mezz Borrower I LLC	Delaware
IP Mezz Borrower II LLC	Delaware
IP Mortgage Borrower LLC	Delaware
LaSalle Hubbard L.L.C.	Delaware
Leva II Holdings LLC	Delaware
Leva III Holdings LLC	Delaware
Lincoln Road II LLC	Delaware
Lincoln Road Management LLC	Delaware
Lincoln Road Parallel REIT LLC	Delaware
Lincoln Road REIT LLC	Delaware
M 393 Associates LLC	New York
Madave Holdings LLC	Delaware
Madave Properties SPE LLC	Delaware
Manhattan High Street Holdings GP LLC	Delaware
Manhattan High Street Holdings LLC	Delaware
Manhattan High Street Holdings LP	Delaware
Manhattan High Street REIT Holdings LLC	Delaware
Manhattan High Street Retail Leasing LLC	Delaware
Mart Parking II, LLC	Delaware
Mart Parking LLC	Delaware
Mart Trade Show L.L.C.	Delaware
Merchandise Mart First Mezzanine Borrower L.L.C.	Delaware
Merchandise Mart Holdco L.L.C.	Delaware
Merchandise Mart L.L.C.	Delaware
Merchandise Mart Properties, Inc.	Delaware
Merchandise Mart Second Mezzanine Borrower L.L.C.	Delaware
MMPI Piers MTS L.L.C.	Delaware
Mortgage Owner LLC	Delaware

Moynihan Interim Tenant LLC	Delaware
Moynihan Train Hall Developer LLC	Delaware
MTS-MM L.L.C.	Delaware
New Jersey GL LLC	Delaware
Ninety Park Garage LLC	Delaware
Ninety Park Lender LLC	New York
Ninety Park Lender QRS, Inc.	Delaware
Ninety Park Manager LLC	New York
Ninety Park Property LLC	New York
One Park Avenue Partners LLC	Delaware
One Park Avenue Senior Mezz Partners LLC	Delaware
One Park Owner JV LP	Delaware
One Penn Plaza LLC	New York
One Penn Plaza TRS, Inc.	Delaware
Orleans Hubbard LLC	Delaware
Paris Associates Owner LLC	Delaware
PCJ I Inc.	New York
Peak Power One LLC	Delaware
Penn 1 Garage LLC	Delaware
Penn 1 Platform LLC	Delaware
Penn District Benefits Provider LLC	Delaware
Penn District Station Developer LLC	Delaware
Penn Plaza Insurance Company, L.L.C.	Vermont
Piers 92/94 LLC	Delaware
Powerspace & Services, Inc.	Delaware
RV Farley Developer LLC	Delaware
RVS Partners LLC	Delaware
Shenandoah Parent LLC	Delaware
Skyline Parent LLC	Delaware
SMB Administration LLC	Delaware
SMB Tenant Services LLC	Delaware
SO Hudson 555 Management, Inc.	Delaware
SO Hudson Westside I Corp.	Delaware
T53 Condominium, L.L.C.	New York
The Armory Show Inc.	New York
The Palisades A/V Company, L.L.C.	Delaware
The Pennsy Holdings LLC	Delaware
Thebes I LLC	Delaware
theMart Manager LLC	Delaware
TheMart Tots LLC	Delaware
Times Square JV LLC	Delaware
TMO 1 LLC	Delaware
Trees Acquisition Subsidiary, Inc.	Delaware
Two Penn Plaza REIT, Inc.	New York
VBL Company, L.L.C.	New York
VCP COI One Park LP	Delaware
VCP IM L.L.C.	Delaware
VCP Lincoln Road LLC	Delaware
VCP LP L.L.C.	Delaware

VCP One Park Parallel REIT LLC	Delaware
VCP Parallel COI One Park LP	Delaware
Virgin Sign L.L.C.	Delaware
VMC Parking LLC	Delaware
VNO 100 West 33rd Street LLC	Delaware
VNO 11 East 68th Street Holding Company LLC	Delaware
VNO 11 East 68th Street Mezz LLC	Delaware
VNO 155 Spring Street LLC	Delaware
VNO 1750 Pennsylvania Avenue LLC	Delaware
VNO 1800 Park LLC	Delaware
VNO 220 Development LLC	Delaware
VNO 225 West 58th Street LLC	Delaware
VNO 225 West 58th Street Mezz Owner LLC	Delaware
VNO 267 West 34th LLC	Delaware
VNO 280 Park JV Member LLC	Delaware
VNO 33 West 57th Street LLC	Delaware
VNO 33-00 Northern Blvd LLC	Delaware
VNO 3500 US Highway 9 LLC	Delaware
VNO 401 Commercial Lessee LLC	Delaware
VNO 431 Seventh Avenue LLC	Delaware
VNO 435 Seventh Avenue LLC	Delaware
VNO 443 Broadway Holdings II LLC	Delaware
VNO 443 Broadway Holdings III LLC	Delaware
VNO 443 Broadway LLC	Delaware
VNO 501 Broadway LLC	Delaware
VNO 510 Fifth LLC	Delaware
VNO 510 West 22nd JV Member LLC	Delaware
VNO 510 West 22nd Lender LLC	Delaware
VNO 535-545 5th Loan LLC	Delaware
VNO 537 West 26th Street Owner LLC	Delaware
VNO 606 Broadway LLC	Delaware
VNO 606 Broadway Manager Member LLC	Delaware
VNO 61 Ninth Avenue Member LLC	Delaware
VNO 63rd Street LLC	Delaware
VNO 650 Madison Investor LLC	Delaware
VNO 650 Madison LLC	Delaware
VNO 7 West 34th Street Owner LLC	Delaware
VNO 7 West 34th Street Sub LLC	Delaware
VNO 86 Lex LLC	Delaware
VNO 93rd Street LLC	Delaware
VNO 966 Third Avenue LLC	Delaware
VNO AC LLC	Delaware
VNO Building Acquisition LLC	Delaware
VNO Capital Partners REIT LLC	Delaware
VNO Capital Partners TRS LLC	Delaware
VNO CP Co-Investor LP	Delaware
VNO CP GP LLC	Delaware
VNO CP LLC	Delaware
VNO IF GP LLC	Delaware

VNO IP Loan LLC	Delaware
VNO Island Global LLC	Delaware
VNO LF 50 West 57th Street Holding LLC	Delaware
VNO LF 50 West 57th Street JV LLC	Delaware
VNO LF 50 West 57th Street LLC	Delaware
VNO LF 50 West 57th Street Management LLC	Delaware
VNO LNR Holdco, L.L.C.	Delaware
VNO Morris Avenue GL LLC	Delaware
VNO New York Office Management LLC	Delaware
VNO One Park LLC	Delaware
VNO One Park Management LLC	Delaware
VNO Parking Garages LLC	Delaware
VNO Pentagon City LLC	Delaware
VNO RTR AP, LLC	Delaware
VNO SC Note LLC	Delaware
VNO Second Building Acquisition LLC	Delaware
VNO SM GP LLC	Delaware
VNO SM LLC	Delaware
VNO Wayne License LLC	Delaware
VNO Wayne Towne Center Holding LLC	Delaware
VNO Wayne Towne Center LLC	Delaware
VNO/Farley BL Member LLC	Delaware
VNO/Farley Developer Member LLC	Delaware
VNO/Farley PM Member LLC	Delaware
VOI Parking LLC	Delaware
Vornado 220 Central Park South II LLC	Delaware
Vornado 220 Central Park South LLC	Delaware
Vornado 330 W 34 Mezz LLC	Delaware
Vornado 330 West 34th Street L.L.C.	Delaware
Vornado 40 East 66th Street LLC	Delaware
Vornado 40 East 66th Street Member LLC	Delaware
Vornado 40 East 66th Street TRS LLC	Delaware
Vornado 401 Commercial LLC	Delaware
Vornado 601 Madison Avenue, L.L.C.	Delaware
Vornado 620 Sixth Avenue L.L.C.	Delaware
Vornado 677 Madison LLC	Delaware
Vornado 692 Broadway, L.L.C.	Delaware
Vornado 90 Park Avenue L.L.C.	Delaware
Vornado 90 Park Member L.L.C.	Delaware
Vornado 90 Park QRS, Inc.	Delaware
Vornado Acquisition Co. LLC	Delaware
Vornado Air Rights LLC	Delaware
Vornado Auto L.L.C.	Delaware
Vornado Capital Partners GP LLC	Delaware
Vornado Capital Partners Parallel GP LLC	Delaware
Vornado Capital Partners Parallel LP	Delaware
Vornado Capital Partners Parallel REIT LLC	Delaware
Vornado Capital Partners, L.P.	Delaware
Vornado Cogen Holdings LLC	Delaware

Vornado Communications, LLC	Delaware
Vornado Concierge LLC	Delaware
Vornado Condominium Management LLC	Delaware
Vornado Dune LLC	Delaware
Vornado Eleven Penn Plaza LLC	Delaware
Vornado Eleven Penn Plaza Owner LLC	Delaware
Vornado Farley Member LLC	Delaware
Vornado Fort Lee L.L.C.	Delaware
Vornado Fortress LLC	Delaware
Vornado Harlem Park LLC	Delaware
Vornado India Retail Management LLC	Delaware
Vornado Investment Corporation	Delaware
Vornado Investments L.L.C.	Delaware
Vornado Lending L.L.C.	New Jersey
Vornado Lodi L.L.C.	Delaware
Vornado M 393 L.L.C.	Delaware
Vornado Management Corp.	Delaware
Vornado Marketing LLC	Delaware
Vornado New York RR One L.L.C.	Delaware
Vornado NY TRS LLC	Delaware
Vornado Office Inc.	Delaware
Vornado Office Management LLC	Delaware
Vornado Penn Plaza Master Plan Developer LLC	Delaware
Vornado Property Advisor LLC	Delaware
Vornado Realty L.L.C.	Delaware
Vornado Realty, L.P.	Delaware
Vornado Retail Finance Manager LLC	Delaware
Vornado Rosslyn LLC	Delaware
Vornado RTR Urban Development LLC	Delaware
Vornado RTR Urban Development TMP LLC	Delaware
Vornado RTR, Inc.	Delaware
Vornado San Jose LLC	Delaware
Vornado Savanna LLC	Delaware
Vornado Savanna SM LLC	Delaware
Vornado SC Properties II LLC	Delaware
Vornado SC Properties LLC	Delaware
Vornado Shenandoah Holdings II LLC	Delaware
Vornado Sign LLC	Delaware
Vornado Springfield Mall LLC	Delaware
Vornado Suffolk LLC	Delaware
Vornado Sun LLC	Delaware
Vornado Title L.L.C.	Delaware
Vornado Truck LLC	Delaware
Vornado TSQ LLC	Delaware
Vornado Two Penn Plaza L.L.C.	Delaware
Vornado Two Penn Property L.L.C.	Delaware
Vornado Westbury Retail II LLC	Delaware
Vornado Westbury Retail LLC	Delaware
VRT Development Rights LLC	New York

VSPS LLC	Delaware
WDC 666 Fifth Retail TIC Owner LLC	Delaware
Wells Kinzie L.L.C.	Delaware
West 57th Street Holding LLC	Delaware
West 57th Street JV LLC	Delaware
West 57th Street Management LLC	Delaware
WOC 666 Fifth Retail TIC Owner LLC	Delaware